Exhibit 23.1



                           CONSENT OF INDEPENDENT AUDITORS



          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 29, 1995, in the Registration Statement (Form SB-2) and related Prospectus of CompuMed, Inc. for the registration of 1,412,200 shares of its common stock.


          February 29, 1996

                                                  /s/  Ernst & Young LLP